Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,468,205.20
Previously Paid Amount	0.00
Total Fee Amount	2,274.26
Total Offset Amount	0.00
Net Fee	$ 2,274.26